SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017

March 17, 2015

Re:	LMP Real Estate Income Fund Inc.
Preliminary Proxy Statement on Schedule 14A

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Ladies and Gentlemen:

On behalf of LMP Real Estate Income Fund Inc. (the “Fund”), pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), please find a Schedule 14A containing a preliminary copy of the notice of meeting, proxy statement and form of proxy in connection with the 2015 Annual Meeting of Stockholders of the Fund.

The Fund hereby provides notice pursuant to Rule 14a-6(d) under the Exchange Act that the Fund intends to release the enclosed materials in definitive form to its stockholders on or about March 27, 2015, and we would appreciate any assistance the Staff may be able to provide to facilitate such release prior to that date.

Please be advised that the enclosed materials are being filed solely due to the reference in our proxy statement to a proxy statement filed by Bulldog Investors, LLC (“Bulldog”), which may seek to solicit proxies to vote in favor of a slate of three individuals nominated by affiliates of Bulldog as directors of the Fund. In addition, Bulldog has notified us that its affiliates intend to submit a floor proposal at the meeting recommending that our Board of Directors consider authorizing a self-tender for the Fund’s common stock at or close to net asset value.

Any questions or communications regarding this filing should be directed to Sarah E. Cogan (scogan@stblaw.com or 212-455-3575) or Rafael Vasquez (rvasquez@stblaw.com or 212-455-3566).

Very truly yours,

/s/ Simpson Thacher & Bartlett LLP